FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002

Commission file number 1-1097

OKLAHOMA GAS AND ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

                                          Oklahoma                                                                                                                        73-0382390
                          (State or other jurisdiction of                                                                                                       (I.R.S. Employer
                          incorporation or organization)                                                                                                    Identification No.)

321 North Harvey
P. O. Box 321
Oklahoma City, Oklahoma 73101-0321
(Address of principal executive offices)
(Zip Code)

405-553-3000
(Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure

Certification Pursuant to § 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Quarterly Report of Oklahoma Gas and Electric Company (the “Company”) on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Steven E. Moore, the Chief Executive Officer, and James R. Hatfield, the Chief Financial Officer of the Company, respectively, certified, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the
          Securities Exchange Act of 1934; and

     (2)  The information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

          The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OKLAHOMA GAS & ELECTRIC COMPANY
(Registrant)

           By    /s/ Donald R. Rowlett
              Donald R. Rowlett
  Vice President and Controller

(On behalf of the registrant and in
his capacity as Chief Accounting Officer)

August 14, 2002